- 1 - ORGANIZATIONAL CHART COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Allied Life Brokerage Agency, Inc. Iowa 100% Jackson National Life Insurance Company BOCI – Prudential Asset Management Limited Hong Kong 36% Prudential Corporation Holdings Limited BOCI – Prudential Trustee Limited Hong Kong 36% Prudential Corporation Holdings Limited Brier Capital LLC Michigan 100% Brooke Life Insurance Company Brooke (Holdco1) Inc. Delaware 100% Prudential (US Holdco 1) Limited Brooke Holdings (UK) (In Liquidation) England 100% Prudential Group Holdings Limited Brooke Life Insurance Company Michigan 100% Jackson Holdings LLC Calvin F1 GP Limited Scotland 100% M&G Limited Calvin F2 GP Limited Scotland 100% M&G Limited Canada Property (Trustee) No 1 Limited Jersey 100% Canada Property Holdings Limited Canada Property Holdings Limited England 100% M&G Limited CITIC Prudential Life Insurance Company Limited China 50% Prudential Corporation Holdings Limited CITIC-CP Asset Management Co., Ltd. China 55% CITIC-Prudential Fund Management Company Limited CITIC – Prudential Fund Management Company Limited China 49% Prudential Corporation Holdings Limited Curian Capital, LLC Michigan 100% Jackson National Life Insurance Company Curian Clearing LLC Michigan 100% Jackson National Life Insurance Company Digital Infrastructure Investment Partners GP LLP England 65% Digital Infrastructure Investment Partners GP1 Limited 35% Digital Infrastructure Investment Partners GP2 Limited Digital Infrastructure Investment Partners GP 1 Limited England 100% M&G Limited Digital Infrastructure Investment Partners SLP GP LLP Scotland 65% Digital Infrastructure Investment Partners SLP GP1 Limited 35% Digital Infrastructure Investment Partners SLP GP2 Limited Digital Infrastructure Investment Partners SLP GP 1 Limited England 100% M&G Limited

- 2 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Digital Infrastructure Investment Partners SLP GP 2 Limited England 100% M&G Limited Eastspring Al-Wara Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Asset Management Korea Co. Ltd. Korea 100% Prudential Corporation Holdings Limited Eastspring Investments (Hong Kong) Limited Hong Kong 100% Prudential Corporation Holdings Limited Eastspring Investments (Luxembourg) S.A. Luxembourg 100% Prudential Holdings Limited Eastspring Investments (Singapore) Limited Singapore 100% Prudential Singapore Holdings Pte. Limited Eastspring Investments Berhad Malaysia 100% Prudential Corporation Holdings Limited Eastspring Investments Fund Management Limited Liability Company Vietnam 100% Prudential Vietnam Assurance Private Ltd Eastspring Investments Incorporated Delaware 100% Prudential Holdings Limited Eastspring Investments Limited Japan 100% Prudential Corporation Holdings Limited Eastspring Investments Limited (In liquidation) United Arab Emirates 100% Prudential Corporation Holdings Limited Eastspring Securities Investment Trust Co. Ltd. Taiwan 99.54% Prudential Corporation Holdings Limited Eastspring Investments Services Pte. Ltd. Singapore 100% Prudential Singapore Holdings Pte. Limited Falan GP Limited Scotland 100% M&G Limited First Dakota, Inc. North Dakota 100% IFC Holdings, Inc. Furnival Insurance Company PCC Limited* Guernsey 100% Prudential Group Holdings Limited GGE GP Limited Scotland 100% M&G Limited GS Twenty Two Limited England 100% Prudential Group Holdings Limited Genny GP Limited Scotland 100% M&G Limited Genny GP 2 Limited Scotland 100% M&G Limited Genny GP 1 LLP England 60% Genny GP Limited 40% Genny GP 2 Limited

- 3 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP George Digital GP Limited Scotland 100% M&G Limited George Digital GP 2 Limited Scotland 100% M&G Limited Green GP Limited Scotland 100% M&G Limited Hermitage Management, LLC Michigan 100% Jackson National Life Insurance Company Holborn Bars Nominees Limited England 100% M&G Investment Management Limited Holtwood Limited Isle of Man 100% Prudential Property Holding Limited Hyde Holdco 1 Limited England 100% Prudential Group Holdings Limited ICICI Prudential Asset Management Company Limited India 49% Prudential Corporation Holdings Limited ICICI Prudential Life Insurance Company Limited India 25.83% Prudential Corporation Holdings Limited ICICI Prudential Pension Funds Management Company Ltd. India 100% ICICI Prudential Life Insurance Company Limited ICICI Prudential Trust Limited India 49% Prudential Corporation Holdings Limited IFC Holdings, Inc. d/b/a INVEST Financial Corporation Delaware 100% National Planning Holdings Inc. Infracapital ABP GP Limited Scotland 100% M&G Limited Infracapital (AIRI) GP Limited Scotland 100% M&G Limited Infracapital (Bio) GP Limited Scotland 100% M&G Limited Infracapital CI II Limited Scotland 100% M&G Limited Infracapital DF II GP LLP Scotland 60% Infracapital DF II Limited 40% Infracapital F2 GP2 Limited Infracapital DF II Limited Scotland 100% M&G Limited Infracapital (GC) GP Limited Scotland 100% M&G Limited Infracapital Employee Feeder GP 1 LLP Scotland 40% Infracapital F1 GP2 Limited 60% Infracapital GP Limited

- 4 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Infracapital Employee Feeder GP 2 LLP Scotland 60% Infracapital F2 GP1Limited 40% Infracapital F2 GP 2 Limited Infracapital Employee Feeder GP Limited Scotland 100% M&G Limited Infracapital F1 GP2 Limited England 100% M&G Limited Infracapital F2 GP1 Limited England 100% M&G Limited Infracapital F2 GP2 Limited England 100% M&G Limited Infracapital GP 1 LLP England 60% Infracapital GP Limited 40% Infracapital F1 GP2 Limited Infracapital GP 2 LLP England 60% Infracapital GP II Limited 40% Infracapital F2 GP2 Limited Infracapital GP II Limited England 100% M&G Limited Infracapital GP Limited England 100% M&G Limited Infracapital Greenfield Partners 1 Employee Feeder GP LLP Scotland 60% Infracapital Greenfield Partners 1 SLP GP 1 Limited 40% Infracapital Greenfield Partners 1 SLP GP 2 Limited Infracapital Greenfield Partners 1 GP 1 Limited England 100% M&G Limited Infracapital Greenfield Partners 1 GP 2 Limited England 100% M&G Limited Infracapital Greenfield Partners 1 GP LLP Scotland 60% Infracapital Greenfield Partners 1 GP 1 Limited 40% Infracapital Greenfield Partners 1 GP 2 Limited Infracapital Greenfield Partners 1 SLP GP LLP Scotland 60% Infracapital Greenfield Partners 1 SLP GP 1 Limited 40% Infracapital Greenfield Partners 1 SLP GP 2 Limited Infracapital Greenfield Partners 1 SLP GP1 Scotland 100% M&G Limited Infracapital Greenfield Partners 1 SLP GP2 Limited Scotland 100% M&G Limited Infracapital Greenfield Partners 1 Subholdings GP 1 Limited Scotland 100% M&G Limited Infracapital Greenfield Partners 2 Subholdings GP I Limited Scotland 100% M&G Limited

- 5 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Infracapital (Belmond) GP Limited Scotland 100% M&G Limited Infracapital (IT PPP) GP Limited Scotland 100% M&G Limited Infracapital Long Term Income Partners GP LLP England 60% Infracapital Long Term Income Partners GP 1 Limited 40% Infracapital Long Term Income Partners GP 2 Limited Infracapital Long Term Income Partners GP 1 Limited England 100% M&G Limited Infracapital Long Term Income Partners GP 2 Limited England 100% M&G Limited Infracapital RF GP Limited Scotland 100% M&G Limited Infracapital (Sense) GP Limited Scotland 100% M&G Limited Infracapital Sisu GP Limited Scotland 100% M&G Limited Infracapital SLP II GP LLP Scotland 60% Infracapital CI II Limited 40% Infracapital F2 GP2 Limited Infracapital SLP Limited England 100% M&G Limited Infracapital (TLSB) GP Limited Scotland 100% M&G Limited Innisfree M&G PPP LLP England 35% M&G IMPPP1 Limited INVEST Financial Corporation Insurance Agency Inc. of Delaware Delaware 100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation INVEST Financial Corporation Insurance Agency Inc. of Illinois Illinois 100% INVEST Financial Corporation Insurance Agency Inc. of Delaware Investment Centers of America, Inc. North Dakota 100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation Jackson Charitable Foundation, Inc. Michigan 100% Jackson National Life Insurance Company Jackson Holdings LLC Deleware 100% Brooke (Holdco 1) Inc. Jackson National Asset Management, LLC Michigan 100% Jackson National Life Insurance Company Jackson National Life (Bermuda) Ltd. Bermuda 100% Jackson National Life Insurance Company Jackson National Life Distributors LLC Delaware 100% Jackson National Life Insurance Company

- 6 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Jackson National Life Insurance Company Michigan 100% Brooke Life Insurance Company Jackson National Life Insurance Company of New York New York 100% Jackson National Life Insurance Company Livicos Limited Ireland 100% Prudential Property Holding Limited M&G (Guernsey) Limited Guernsey 100% M&G Limited M&G Alternatives Investment Management Limited England 100% M&G Limited M&G Financial Services Limited England 100% M&G Limited M&G Founders 1 Limited England 100% M&G Limited M&G General Partner Inc. Cayman Islands 100% M&G Limited M&G Group Limited England 100% Prudential plc M&G IMPPP 1 Limited England 100% M&G Limited M&G International Investments Limited England 100% M&G Limited M&G International Investments Nominees Limited England 100% M&G Limited M&G International Investments, SA Luxembourg 100% M&G Limited M&G International Investments Switzerland AG Switzerland 100% M&G International Investments Limited M&G Investments Japan Co., LTD Tokyo 100% M&G International Investments Limited M&G Investments (Hong Kong) Limited Hong Kong 100% M&G Limited M&G Investments (Singapore) Pte. Ltd. Singapore 100% M&G Limited M&G Investment Management Limited England 100% M&G Limited M&G Limited England 100% M&G Group Limited M&G Luxembourg S.A. Luxembourg 100% M&G Limited M&G Management Services Limited England 100% M&G Limited M&G Nominees Limited England 100% M&G Limited

- 7 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP M&G Platform Nominees Ltd England 100% M&G Limited M&G Real Estate Asia Holding Company Pte. Ltd Singapore 67% M&G Real Estate Limited 33% Prudential Singapore Holdings Pte. Ltd. M&G Real Estate Asia PTE Ltd. Singapore 100% M&G Real Estate Asia Holding Company Pte. Ltd. M&G Real Estate Funds Management S.a.r.l Luxembourg 100% M&G Real Estate Limited M&G Real Estate Japan Co. Ltd. Japan 100% M&G Real Estate Asia Holding Company PTE Ltd. M&G Real Estate Limited England 100% M&G Limited M&G Real Estate Korea Co. Ltd. Korea 100% M&G Real Estate Asia PTE Ltd. M&G RE Espana Madrid 100% M&G Real Estate Limited M&G RED Employee Feeder GP Limited Scotland 100% M&G Limited M&G RED GP Limited Guernsey 100% M&G Limited M&G RED II Employee Feeder GP Limited Scotland 100% M&G Limited M&G RED II GP Limited Guernsey 100% M&G Limited M&G RED II SLP GP Limited Scotland 100% M&G Limited M&G RED III Employee Feeder GP Limited Scotland 100% M&G Limited M&G RED III GP Limited Guernsey 100% M&G Limited M&G RED III SLP GP Limited Scotland 100% M&G Limited M&G RED SLP GP Limited Scotland 100% M&G Limited M&G RPF GP Limited England 100% M&G Real Estate Limited M&G RPF Nominee 1 Limited England 100% M&G RPF GP Limited M&G RPF Nominee 2 Limited England 100% M&G RPF GP Limited M&G SIF Management Company (Ireland) Limited Ireland 100% M&G Limited

- 8 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP M&G Securities Limited England 100% M&G Limited M&G UK Property GP Limited England 100% M&G Real Estate Limited M&G UK Property Nominee 1 Limited England 100% M&G UK Property GP Limited M&G UK Property Nominee 2 Limited England 100% M&G UK Property GP Limited M&G UKCF II GP Limited England 100% M&G Limited MM&S (2375) Limited (In liquidation) Scotland 100% The Prudential Assurance Company Limited Mission Plans of America, Inc. Texas 100% Jackson National Life Insurance Company National Planning Corporation Delaware 100% National Planning Holdings, Inc. National Planning Holdings, Inc. Delaware 100% Jackson Holdings LLC North Sathorn Holdings Company Limited Thailand 100% Prudential Corporation Holdings Limited Nova Sepadu Sdn Bhd Malaysia 100% Sri Han Suria Sdn Berhad PCA IP Services Limited Hong Kong 100% Prudential Corporation Holdings Limited PCA Life Assurance Co. Ltd. Taiwan 99.79% Prudential Corporation Holdings Limited PCA Reinsurance Co. Ltd. Malaysia 100% Prudential Holdings Limited PGDS (UK One) Limited England 100% Prudential Group Holdings Limited PGDS (US One) LLC Delaware 100% Jackson National Life Insurance Company PGF Management Company Limited Ireland 50% M&G Limited PPM America, Inc. Delaware 100% PPM Holdings, Inc. PPM Capital (Holdings) Limited England 100% M&G Limited PPM Finance, Inc. Delaware 100% PPM Holdings, Inc. PPM Holdings, Inc. Delaware 100% Jackson Holdings LLC PPM Managers GP Limited Scotland 100% M&G Limited

- 9 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP PPM Ventures (Asia) Limited (In liquidation) Hong Kong 100% PPM Capital (Holdings) Limited PPMC First Nominees Limited England 100% The Prudential Assurance Company Limited PT Eastspring Investments Indonesia Indonesia 99% Eastspring Investments (Hong Kong) Limited; 1% PT Prudential Life Assurance PT Prudential Life Assurance Indonesia 100% Prudential Corporation Holdings Limited PVFC Financial Limited Hong Kong 100% Prudential Corporation Asia Limited PVM Partnerships Limited England 100% The Prudential Assurance Company Limited Pacus (UK) Limited England 100% The Prudential Assurance Company Limited Prudential Life Assurance Zambia Limited Zambia 100% Prudential Africa Holdings Limited Pru Life Insurance Corporation of UK Philippines 100% Prudential Corporation Holdings Limited Prudence Foundation Limited Hong Kong 100% Prudential Corporation Holdings Limited Prudential (Cambodia) Life Assurance Plc Cambodia 100% Prudential Corporation Holdings Limited Prudential (Namibia) Unit Trusts Limited Namibia 100% Prudential Portfolio Managers (Namibia) (Pty) Limited Prudential (US Holdco 1) Limited England 100% Prudential plc Prudential / M&G UKCF GP Limited England 100% M&G Limited Prudential Africa Holdings Limited England 100% Prudential Group Holdings Limited Prudential Africa Services Limited Kenya 99% Prudential Africa Holdings Limited Prudential Assurance Company Singapore (Pte) Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Assurance Malaysia Berhad Malaysia 51% Sri Han Suria Sdn Berhad Prudential Assurance Uganda Limited Uganda 98% Prudential Africa Holdings Limited Prudential BSN Takaful Berhad Malaysia 49% Prudential Corporation Holdings Limited 51% BSN (JV Partner) Prudential Capital (Singapore) Pte. Ltd. Singapore 100% Prudential Capital Holding Company Ltd.

- 10 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential Capital Holding Company Limited England 100% Prudential plc Prudential Capital PLC England 100% Prudential Capital Holding Company Limited Prudential Corporate Pensions Trustee Limited England 100% The Prudential Assurance Company Limited Prudential Corporation Asia Limited Hong Kong 100% Prudential plc Prudential Corporation Australasia Holdings Pty Limited Australia 100% Prudential Group Holdings Limited Prudential plc England Publicly Traded Prudential Corporation Holdings Limited England 100% Prudential Holdings Limited Prudential Credit Opportunities GP SARL Luxembourg 100% Prudential Capital Holding Company Limited Prudential Distribution Limited Scotland 100% Prudential Financial Services Limited Prudential Equity Release Mortgages Limited England 100% Prudential Assurance Company Limited Prudential Europe Assurance Holdings Limited (In liquidation) Scotland 100% MM&S (2375) Limited (In liquidation) Prudential Financial Planning Limited England 100% Prudential Financial Services Limited Prudential Financial Services Limited England 100% Prudential plc Prudential Five Limited England 100% Prudential Group Holdings Limited Prudential GP Limited Scotland 100% M&G Limited Prudential General Insurance Hong Kong Limited Hong Kong 100% The Prudential Assurance Company Limited Prudential Global Services India 99.97% Prudential Corporation Holdings Limited Prudential Greenfield GP1 Limited England 100% M&G Limited Prudential Greenfield GP2 Limited England 100% M&G Limited Prudential Greenfield GP LLP England 50% Prudential Greenfield GP1 Limited 50% Prudential Greenfield GP2 Limited Prudential Greenfield SLP GP LLP Scotland 50% Prudential Greenfield GP1 Limited

- 11 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP 50% Prudential Greenfield GP2 Limited Prudential Group Holdings Limited England 100% Prudential plc Prudential Group Pensions Limited England 100% Prudential Financial Services Limited Prudential Group Secretarial Services Limited England 100% Prudential Group Holdings Limited Prudential Holborn Life Limited England 100% The Prudential Assurance Company Limited Prudential Holdings Limited Scotland 100% Prudential Corporation Asia Limited Prudential Hong Kong Limited Hong Kong 100% The Prudential Assurance Company Limited Prudential IP Services Limited England 100% Prudential Group Holdings Limited Prudential International Assurance plc Ireland 100% Prudential Assurance Company Limited Prudential International Management Services Limited Ireland 100% Prudential Assurance Company Limited Prudential International Staff Pensions Limited England 100% Prudential Group Holdings Limited Prudential Investments Limited England 100% Prudential Capital Holding Company Ltd. Prudential Investment Managers (South Africa) (Pty) Ltd South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Life Assurance (Lao) Company Ltd Laos 99.99% Prudential Corporation Holdings Ltd 0.01% Prudential Holdings Limited Prudential Life Assurance (Thailand) Public Company Limited Thailand 51.21% Staple Limited 48.72% Prudential Corporation Holdings Limited 0.07% Others Prudential Life Assurance Kenya Limited Kenya 99% Prudential Africa Holdings Limited Prudential Life Insurance Ghana Limited Ghana 100% Prudential Africa Holdings Limited Prudential Lifetime Mortgages Limited Scotland 100% The Prudential Assurance Company Limited Prudential Loan Investments GP Luxembourg 100% Prudential Capital Holding Company Limited Prudential Pensions Limited England 100% The Prudential Assurance Company Limited

- 12 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential Pensions Management Zambia Limited Zambia 49% Prudential Africa Holdings Limited; 51% Prudential Group Holdings Limited Prudential Polska sp. z.o.o Poland 100% Prudential Financial Services Limited Prudential Portfolio Management Group Limited England 100% Prudential Group Holdings Limited Prudential Portfolio Managers (Namibia) (Pty) Limited Namibia 75% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Portfolio Managers (South Africa) (Pty) Limited South Africa 49.99% M&G Limited Prudential Portfolio Managers (South Africa) Life Limited South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Portfolio Managers Unit Trusts Limited South Africa 100% Prudential Portfolio Managers (South Africa) (Pty) Limited Prudential Property Holding Limited England 100% Prudential Group Holdings Limited Prudential Properties Trusty Pty Limited Australia 100% The Prudential Assurance Company Limited Prudential Property Investment Managers Limited England 100% M&G Real Estate Limited Prudential Property Services Limited England 100% Prudential plc Prudential Real Estate Investments 1 Limited England 100% Prudential Assurance Company Limited Prudential Real Estate Investments 2 Limited England 100% The Prudential Assurance Company Limited Prudential Real Estate Investments 3 Limited England 100% The Prudential Assurance Company Limited Prudential Retirement Income Limited Scotland 100% The Prudential Assurance Company Limited Prudential Services Asia Sdn Bhd Malaysia 100% Prudential Corporation Holdings Limited Prudential Services Limited England 100% Prudential Group Holdings Limited Prudential Services Singapore Pte Limited Singapore 100% Prudential Singapore Holdings Pte Limited Prudential Singapore Holdings Pte Limited Singapore 100% Prudential Corporation Holdings Limited Prudential Staff Pensions Limited England 100% Prudential Group Holdings Limited Prudential Trustee Company Limited England 100% M&G Limited

- 13 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Prudential UK Services Limited Scotland 100% Prudential Financial Services Limited Prudential Unit Trusts Limited England 100% M&G Limited Prudential Vietnam Assurance Private Limited Vietnam 100% Prudential Corporation Holdings Limited Prudential Vietnam Finance Company Limited Vietnam 100% Prudential Holborn Life Limited Prutec Limited England 100% The Prudential Assurance Company Limited REALIC of Jacksonville Plans, Inc. Texas 100% Jackson National Life Insurance Company ROP, Inc. Delaware 100% Jackson National Life Insurance Company Rift GP 1 Limited Scotland 100% M&G Limited Rift GP 2 Limited Scotland 100% M&G Limited SII Investments, Inc. Wisconsin 100% National Planning Holdings, Inc. ScotAm Pension Trustees Limited Scotland 100% Prudential Financial Services Limited Scottish Amicable Finance plc Scotland 100% The Prudential Assurance Company Limited Scottish Amicable ISA Managers Limited (In liquidation) Scotland 100% The Prudential Assurance Company Limited Scottish Amicable Life Assurance Society Scotland 100% The Prudential Assurance Company Limited Squire Reassurance Company LLC Michigan 100% Jackson National Life Insurance Company Squire Reassurance Company II, Inc. Michigan 100% Jackson National Life Insurance Company Squire Capital I LLC Michigan 100% Jackson National Life Insurance Company Squire Capital II LLC Michigan 100% Jackson National Life Insurance Company Sri Han Suria Sdn Berhad Malaysia 51% Prudential Corporation Holdings Limited Stableview Limited England 100% M&G Limited Staple Limited Thailand 100% Prudential Corporation Holdings Limited Staple Nominees Limited England 100% M&G Limited

- 14 - COMPANY STATE OF ORGANIZATION CONTROL/OWNERSHIP Thanachart Life Assurance Public Company Limited (In liquidation) Thailand 100% Prudential Life Assurance (Thailand) Public Company Limited The First British Fixed Trust Company Limited England 100% M&G Limited The Prudential Assurance Company Limited England 100% Prudential plc VFL International Life Company SPC, Ltd. Cayman Islands 100% Jackson National Life Insurance Company Zenith Life Assurance Company Limited Nigeria 51% Prudential Africa Holdings Limited 49% Prudential Group Holdings Limited